UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2014

DIODES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	002-25577	95-2039518
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4949 Hedgcoxe Road, Suite 200 Plano, Texas		75024
(Address of principal executive offices)		(Zip Code)

(972) 987-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Bonuses

On December 19, 2014, the Compensation Committee of the Board of Directors (the “Committee”) of Diodes Incorporated (the “Company”) approved the distribution of a cash bonus to the executive officers of the Company for their services rendered in 2014. For fiscal 2014, the total aggregate bonus amount available depends upon the performance of the company, including among other factors, (A) the amount by which (i) the Company’s revenue growth exceeded that of the Company’s serviceable area market (“SAM”) (with the market for discrete products weighted 80% and the market for analog products weighted 20%) and (ii) the Company’s net income exceeded that of the prior year indexed to the industry revenue growth, and (B) the discretion of this Committee.

The Committee awarded $2,427,000 to the executive officers, based on their current estimate of the Company's performance and the Company’s SAM for fiscal 2014 and their assessment of the executive's contribution to the Company's performance as well as the workload and areas of responsibilities of each executive officer during 2014.  The Committee paid 80%, $1,941,600, of the award in December, 2014, with the remaining 20% payable upon confirmation of the Company’s performance and SAM.  The Committee awarded cash bonuses to the following named executive officers of the Company for services rendered in fiscal 2014:

Name	Position	Amount Awarded	Amount Paid[1]
Keh-Shew Lu	President and Chief Executive Officer	$920,000	$736,000
Richard D. White	Chief Financial Officer, Secretary and Treasurer	310,000	248,000
Mark A. King	Senior Vice President – Sales and Marketing	200,000	160,000
Joseph Liu	Senior Vice President – Operations	200,000	160,000
Francis Tang	Vice President – Worldwide Discrete Products	255,000	204,000

Once the final performance of the Company is confirmed, the remaining unpaid amount is expected to be paid in first quarter of fiscal year 2015.  The confirmation of the Company’s performance will be based on (i) the actual performance of the Company as reported on its audited financial statements for the fiscal year 2014 and (ii) the actual performance of the Company’s SAM (excluding Japan) for 2014 compared to 2013 as determined by WSTS, all subject to further adjustment(s) in the discretion of the Committee.

[1]

The column “Amount Paid” lists actual amounts authorized by the Committee for payment on or before December 31, 2014, which equal 80% of the awarded amounts listed in the column “Amount Awarded” in the table above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIODES INCORPORATED

Dated: December 29, 2014	By:	/s/ Richard D. White
Richard D. White,
Chief Financial Office